UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23584

Name of Fund:	BlackRock Private Investments Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Private Investments Fund, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 3/31/2024

Date of reporting period: 3/31/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

March 31, 2024
2024 Annual Report

BlackRock Private Investments Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

 Rob Kapito
President, BlackRock Advisors, LLC
The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.
The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of March 31, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	23.48%	29.88%
U.S. small cap equities (Russell 2000® Index)	19.94	19.71
International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32
Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Table of Contents

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.
The Fund may utilize leverage through reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of March 31, 2024

BlackRock Private Investments Fund
Investment Objective
BlackRock Private Investments Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and to provide attractive risk-adjusted returns primarily through an actively-managed portfolio that provides eligible investors with targeted exposure to private equity investments. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder approval.
The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.
No assurance can be given that the Fund’s investment objective will be achieved.
Net Asset Value Per Share Summary
	03/31/24	03/31/23	Change	High	Low
Net Asset Value — Institutional	$ 11.54	$ 10.32	11.82%	$ 11.54	$ 10.32
Net Asset Value — Class D	11.45	10.30	11.17	11.45	10.30
GROWTH OF $10,000 INVESTMENT
The Fund commenced operations on March 1, 2021.
(a)Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
Performance
Returns for the period ended March 31, 2024 were as follows:
	Average Annual Total Returns(a)
	1 Year	Since Inception(b)
Institutional	12.85%	5.07%
Class D	12.19	4.80
MSCI World Index	25.11	8.79

(a)	Average annual total returns reflect reductions for distribution and service fees, if any. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 1, 2021.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
Fund Summary

Fund Summary as of March 31, 2024(continued)

BlackRock Private Investments Fund
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
The Fund’s performance over the last year was strong and driven by private equity (“PE”) exposure. The Fund’s PE investments positively contributed to performance with contributors coming from both direct and secondary investments. Specifically, a co-investment in the buyout of a large North American software company was a meaningful driver for the reporting period supplemented by performance from one of the largest independent satellite manufacturers and a sustainability ratings platform, among a handful of others. Additionally, secondary investments benefited from underlying exposure to healthcare, business, technology, and communications, and growth-oriented companies. Finally, the investment adviser leveraged the broader BlackRock platform to implement risk management measures to reduce potential volatility in one of the underlying secondary portfolios which drove meaningful positive performance during the period.
While liquid investments represent a smaller percentage of the overall portfolio versus periods earlier in the Fund’s life, the move higher in interest rates increased yields in liquid fixed income. Accordingly, collateralized loan obligations (“CLOs”) and floating rate loan exposures drove modest returns during the period. Finally, given the move in short term interest rates, the Fund’s cash position was accretive during the period.
Detractors for the period included two secondary transactions, specifically a commercial services single asset transaction and a growth focused investment. Among the direct investments, the largest detractor was an investment in a femme-tech company, followed by a co-investment in a visual effects and media company, mobile e-messaging platform, an invitro diagnostics company, and an e-commerce luxury home furnishings retailer.
Describe recent portfolio activity.
The Fund’s investment activities over the period transitioned from a focus on ramping the private equity exposure towards the 80% target to maintaining it. Given heightened uncertainty in broader markets and changing macroeconomic conditions, we remained focused on prudent portfolio construction and risk management.
Coming into the period, the Fund was approximately 70% deployed to PE through $100 million committed to 37 transactions. Over the reporting period, the Fund deployed an additional $95 million across twelve more private equity transactions, bringing total private equity commitments to roughly $195.5 million across 49 investments, inclusive of performance during the period.
Of the twelve investments made during the period, ten were direct investments and two were secondaries. While the Fund expects to lean into direct investments longer term, secondaries have played a key role in the Fund’s ramp-up period, allowing the investment adviser to diversify industry exposures as well as backfill vintage years. Additionally, the secondary market opportunity set was robust during the period as limited partners (“LPs”) sought opportunities for early liquidity or portfolio management, and general partners (“GPs”) remained active across continuation funds, tenders, recapitalizations and asset carve-outs.
Within the liquid fixed income bucket, investment grade bonds were reduced in favor of increasing floating rate exposure given the rise in interest rates.
Describe portfolio positioning at period end.
As of period-end, total private equity commitments (including unfunded commitments) represented more than 80% of the Fund, meeting the target 80% exposure invested in private equity. For purposes of financial reporting, excluding short-term securities, the Fund held 79.6% in private equity investments, 9.3% in corporate bonds, 6.0% in asset-backed securities, and 5.1% in floating rate loan interests. The complexion of the private equity exposure is biased toward direct investments with opportunistic exposure to secondary transactions. Additionally, the Fund was oriented toward buyout transactions with complementary exposure to certain late stage venture capital and growth equity opportunities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of March 31, 2024(continued)

BlackRock Private Investments Fund
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION
Asset Type(a)	Percent of Total Investments
Private Equity Investments	79.6%
Corporate Bonds	9.3
Asset-Backed Securities	6.0
Floating Rate Loan Interests	5.1

INDUSTRY ALLOCATION
Industry(a)(b)	Percent of Total Investments
Diversified	17.5%
Health Care Providers & Services	14.1
Software	14.1
Food Products	6.0
Asset-Backed Securities	6.0
Banks	5.7
Entertainment	4.4
Aerospace & Defense	4.4
Chemicals	3.0
Commercial Services & Supplies	2.8
Diversified Consumer Services	2.1
Electronic Equipment, Instruments & Components	2.1
Trading Companies & Distributors	2.0
Broadline Retail	1.8
Biotechnology	1.6
Consumer Finance	1.6
IT Services	1.4
Health Care Technology	1.2
Health Care Equipment & Supplies	1.1
Household Durables	1.0
Other*	6.1

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.
Fund Summary

About Fund Performance
Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.
Class D Shares are not subject to any sales charge. These shares are subject to a shareholder servicing fee of 0.25% per year.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.
Disclosure of Expenses for Continuously Offered Closed-End Funds
Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
Expense Example for Continuously Offered Closed-End Funds
	Actual			Hypothetical 5% Return
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,058.70	$ 8.41	$ 1,000.00	$ 1,016.83	$ 8.23	1.63%
Class D	1,000.00	1,055.30	8.69	1,000.00	1,016.54	8.53	1.69

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
March 31, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)

Security		Shares/ Par (000)	Value
Private Equity Investments
Direct Investments — 47.0%(a)(b)(c)
Aerospace & Defense — 4.1%
Sierra Space Corp.
Series A Preferred Shares (Acquired 12/01/21, Cost: $1,581,754)		157,964	$ 1,717,260
Series B Preferred Shares (Acquired 09/22/23, Cost: $64,445)		5,768	62,705
Yellowstone Ultimate Holdings LP (Acquired 11/08/22, Cost: $5,095,482)		— (d)	6,926,773
			8,706,738
Biotechnology — 1.6%
Lotus Co-Invest LP (Acquired 10/31/22, Cost: $2,659,796)		— (d)	3,264,402
Broadline Retail — 1.7%
Attentive Mobile, Inc.
Common Shares (Acquired 04/16/21, Cost: $2,181,218)		74,536	2,914,358
Series A1 Preferred Shares (Acquired 04/16/21, Cost: $595,026)		13,033	509,590
Series B Preferred Shares (Acquired 04/16/21, Cost: $94,643)		2,073	81,054
			3,505,002
Chemicals — 2.7%
PSP AGFS Co-Investment Fund III, L.P. (Acquired 11/22/23, Cost: $5,658,841)		— (d)	5,563,098
Commercial Services & Supplies — 1.7%
Horizon Co-Investment, LP (Acquired 06/10/22, Cost: $1,786,032)(e)		— (d)	1,824,884
NP Salon Co-Investment LP I (Acquired 04/08/21, Cost: $2,000,000)		— (d)	1,824,782
			3,649,666
Consumer Finance — 1.2%
Campus Co-investment, L.P. (Acquired 03/12/24, Cost: $2,605,632)		— (d)	2,605,632
Diversified Consumer Services — 2.0%
TPG Eternal Co-Invest II, L.P. (Acquired 11/14/23, Cost: $4,057,864)(e)		— (d)	4,121,727
Entertainment — 4.0%
Aleph Infinity Investors 2 LP (Acquired 04/28/22, Cost: $4,792,321)		— (d)	4,022,492
RB Rouge Co-Invest B LP (Acquired 03/30/21, Cost: $2,995,956)		— (d)	4,463,333
			8,485,825
Food Products — 1.6%
IK IX Luxco 15 Sàrl
Interest Free Shareholder Loan (Acquired 10/20/23, Cost: $15,716)	EUR	15	16,082
Preference Shares (Acquired 10/20/23, Cost: $2,753,351)		261,065	3,366,071
			3,382,153
Security		Shares/ Par (000)	Value
Health Care Equipment & Supplies — 0.3%
Chiaro Technology Ltd.
Class C Ordinary Shares (Acquired 07/28/21, Cost: $2,033,806)		295,449	$ 591,286
Class CC Ordinary Shares (Acquired 10/25/22, Cost: $221,729)		39,792	80,871
			672,157
Health Care Providers & Services — 9.6%
Atlas Co-Investment Fund 2 LP (Acquired 06/30/21, Cost: $946,674)		— (d)	1,187,585
C-Bridge Investment Yaneng Ltd. (Acquired 12/16/21, Cost: $3,183,687)		— (d)	3,151,574
Pacific Avenue Emerald Continuation Fund (A) LP (Acquired 07/30/21, Cost: $2,035,590)		— (d)	3,284,586
Romulus Intermediate Holdings 1, Inc., Series A Preferred Shares (Acquired 11/15/23, Cost: $11,760,000)		12,000	12,586,448
			20,210,193
Health Care Technology — 1.2%
Thirty Madison, Inc.
Promissory Note, 2.37%, 07/15/24 (Acquired 08/12/22, Cost: $1,429,158)(f)	USD	2,038	1,422,335
Warrant, expires 07/15/24, Strike Price USD 0.01 (Acquired 08/12/22, Cost: $608,808)		1	1,027,805
			2,450,140
Household Durables — 1.0%
SL Riviera Investors 2021 LP (Acquired 04/14/21, Cost: $2,078,007)		— (d)	1,994,733
IT Services — 1.1%
OwnBackup Ltd.
Ordinary Shares (Acquired 07/23/21, Cost: $1,022,514)		91,427	1,217,227
Series A Preferred Shares (Acquired 07/23/21, Cost: $816,170)		72,977	971,591
Series A1 Preferred Shares (Acquired 07/23/21, Cost: $19,896)		1,779	23,685
Series B1 Preferred Shares (Acquired 07/23/21, Cost: $75,424)		6,744	89,787
Series C Preferred Shares (Acquired 07/23/21, Cost: $48,192)		4,309	57,369
Series C1 Preferred Shares (Acquired 07/23/21, Cost: $17,805)		1,592	21,195
			2,380,854
Software — 13.2%
Acronis AG, Series E Preferred Shares (Acquired 04/06/22, Cost: $1,687,277)		20,378	1,933,714
BCP VI Central Co-Invest L.P. (Acquired 07/05/23, Cost: $7,874,181)		— (d)	15,363,630
Ecovadis S.A.S.
Ordinary Shares (Acquired 10/04/22, Cost: $1,517,650)		6,350	2,243,678
Series A Preferred Shares (Acquired 10/04/22, Cost: $568,820)		2,380	840,937
Series B Preferred Shares (Acquired 10/04/22, Cost: $186,420)		780	275,603
Flexe, Inc., Series D Preferred Shares (Acquired 06/14/22, Cost: $1,714,289)		84,056	1,582,423
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Shares/ Par (000)	Value
Software (continued)
Project CS Co-Invest Fund, L.P. (Acquired 02/24/23, Cost: $2,825,429)	— (d)	$ 2,881,938
Stripe, Inc., Series I Preferred Shares (Acquired 03/20/23, Cost: $1,962,273)	97,460	2,531,036
		27,652,959
Total Direct Investments — 47.0%		98,645,279

	Shares
Primary Investments — 0.4%(a)(b)(c)
Diversified — 0.4%
Grotech Ventures IV, LP (Acquired 10/11/22, Cost: $149,778)(g)	— (d)	140,314
Providence Equity Partners IX-A S.C.Sp. (Acquired 01/26/24, Cost: $758,761)	— (d)	600,549
Total Primary Investments — 0.4%		740,863
Secondary Investments — 28.6%(a)(c)
Commercial Services & Supplies(b) — 0.6%
Amberjack Capital Feeder Fund B LP (Acquired 12/01/21, Cost: $306,852)	— (d)	424,732
Platinum Equity Continuation Fund LP (Acquired 12/16/21, Cost: $1,717,529)	— (d)	849,941
		1,274,673
Diversified — 16.3%
GA Atlas, LP (Acquired 03/22/22, Cost: $2,953,132)(b)	— (d)	2,593,479
Grotech Ventures III, LP (Acquired 09/30/22, Cost: $1,503,102)(b)(g)	— (d)	1,537,475
Inovia Continuity Fund I, LP (Acquired 09/17/21, Cost: $2,016,077)(b)	— (d)	2,011,962
Palladium Equity Partners IV CF L.P. (Acquired 12/12/23, Cost: $5,235,227)(b)	— (d)	5,116,942
Pamlico Capital III Continuation Fund, L.P. (Acquired 01/27/23, Cost: $2,905,832)(b)	— (d)	4,097,203
Providence Equity Partners VII L.P. (Acquired 09/28/23, Cost: $4,735,922)	— (d)	4,989,262
Providence Equity Partners VII-A L.P. (Acquired 09/28/23, Cost: $4,926,442)	— (d)	5,190,304
Roark Capital Partners CF LP (Acquired 08/26/22, Cost: $2,772,254)	— (d)	4,156,832
STG Alternative Investments SCA SICAV RAIF Sub Fund E (Acquired 10/01/21, Cost: $2,310,330)(b)	— (d)	4,614,611
		34,308,070
Electronic Equipment, Instruments & Components — 1.9%
Behrman Capital Micross CF LP (Acquired 02/24/22, Cost: $2,704,272)(b)	— (d)	3,895,501
Energy Equipment & Services — 0.3%
Amberjack Capital Feeder Fund Cayman LP (Acquired 12/01/21, Cost: $72,623)	— (d)	615,705
Security	Shares	Value
Food Products — 4.0%
CREO Capital Partners V-A LP (Acquired 09/20/21, Cost: $3,038,498)(b)	— (d)	$ 4,412,875
Kohlberg TE Investors VII CV LP (Acquired 07/13/21, Cost: $3,136,994)	— (d)	4,062,143
		8,475,018
Health Care Providers & Services — 3.6%
Zenyth Partners Continuation Fund, LP (Acquired 09/29/22, Cost: $4,998,763)(b)	— (d)	7,591,896
Trading Companies & Distributors — 1.9%
Bain Capital Empire Holdings, LP (Acquired 10/27/22, Cost: $3,413,347)(b)	— (d)	3,889,836
Total Secondary Investments — 28.6%		60,050,699
Total Private Equity Investments — 76.0% (Cost: $133,227,611)		159,436,841

	Par (000)
Asset-Backed Securities
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.71%, 10/22/34(h)(i)	$1,000	1,000,553
CIFC Funding Ltd., Series 2021-6A, Class A, (3-mo. CME Term SOFR + 1.40%), 6.72%, 10/15/34(h)(i)	1,000	999,875
Elmwood CLO IX Ltd., Series 2021-2A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.71%, 07/20/34(h)(i)	1,000	1,000,641
Elmwood CLO X Ltd., Series 2021-3A, Class A, (3-mo. CME Term SOFR + 1.30%), 6.62%, 10/20/34(h)(i)	1,000	1,000,800
Flatiron CLO Ltd., Series 2020-1A, Class BR, (3-mo. CME Term SOFR + 1.92%), 05/20/36(h)(i)(j)	1,000	1,000,000
Generate CLO Ltd., Series 7A, Class A1R, (3-mo. CME Term SOFR + 1.62%), 6.92%, 04/22/37(h)(i)	1,000	1,000,549
Madison Park Funding XLV Ltd., Series 2020-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.28%, 07/15/34(h)(i)	1,000	1,001,052
Madison Park Funding XXXII Ltd., Series 2018-32A, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.58%, 01/22/31(h)(i)	1,000	999,999
Neuberger Berman Loan Advisers CLO Ltd., Series 2021-43A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.71%, 07/17/35(h)(i)	1,000	1,000,812
Palmer Square CLO Ltd., Series 2020-3ARR, Class A1R2, (3-mo. CME Term SOFR + 1.65%), 6.96%, 11/15/36(h)(i)	1,000	1,003,521
Sycamore Tree CLO Ltd.(h)(i)(j)
Series 2024-5A, Class A1, (3-mo. CME Term SOFR + 1.42%), 04/20/36	1,000	1,000,000
Series 2024-5A, Class B, (3-mo. CME Term SOFR + 2.25%), 04/20/36	1,000	1,000,000
Total Asset-Backed Securities — 5.7% (Cost: $11,886,160)		12,007,802
Corporate Bonds
Automobiles — 0.4%
General Motors Financial Co., Inc., 5.40%, 05/08/27	950	952,485

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Banks(h) — 5.4%
Bank of America Corp., (1-day SOFR + 1.34%), 5.93%, 09/15/27	$3,000	$ 3,040,215
Danske Bank A/S, (1-year CMT + 2.10%), 6.47%, 01/09/26(i)	2,000	2,007,262
Goldman Sachs Group, Inc., (1-day SOFR + 1.08%), 5.80%, 08/10/26	2,500	2,508,103
HSBC Holdings PLC, (1-day SOFR + 1.57%), 5.89%, 08/14/27	2,500	2,521,869
UBS Group AG, (1-year CMT + 1.60%), 6.33%, 12/22/27(i)	1,250	1,276,938
		11,354,387
Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(i)	215	208,572
Commercial Services & Supplies(i) — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/26	191	190,443
United Rentals North America, Inc., 6.00%, 12/15/29	132	132,874
		323,317
Construction Materials — 0.1%
Standard Industries, Inc., 4.75%, 01/15/28(i)	324	309,220
Consumer Finance — 0.1%
Block, Inc., 2.75%, 06/01/26	210	197,502
Consumer Staples Distribution & Retail(i) — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28	137	135,635
Lamb Weston Holdings, Inc., 4.13%, 01/31/30	133	121,270
		256,905
Diversified REITs — 0.1%
SBA Communications Corp., 3.13%, 02/01/29	225	198,564
Diversified Telecommunication Services — 0.0%
Level 3 Financing, Inc., 11.00%, 11/15/29(i)	8	7,961
Electric Utilities — 0.1%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(i)	163	151,940
Electrical Equipment — 0.1%
Regal Rexnord Corp., 6.05%, 04/15/28(i)	135	136,858
Electronic Equipment, Instruments & Components — 0.1%
Sensata Technologies BV, 5.00%, 10/01/25(i)	277	273,604
Financial Services — 0.1%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(i)	154	142,284
Health Care Equipment & Supplies — 0.7%
Avantor Funding, Inc., 4.63%, 07/15/28(i)	163	154,461
GE HealthCare Technologies, Inc., 5.55%, 11/15/24	1,265	1,263,347
		1,417,808
Health Care Providers & Services — 0.1%
IQVIA, Inc., 5.00%, 10/15/26(i)	208	203,525
Security	Par (000)	Value
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 02/15/29(i)	$81	$ 75,634
Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy Operating LLC, 4.75%, 03/15/28(i)	347	329,838
Internet Software & Services(i) — 0.2%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	118	115,401
Match Group Holdings II LLC, 4.63%, 06/01/28	333	314,256
		429,657
Media(i) — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28	291	270,894
Sirius XM Radio, Inc., 5.00%, 08/01/27	148	142,388
		413,282
Metals & Mining(i) — 0.2%
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29	165	165,928
Novelis Corp., 3.25%, 11/15/26	209	194,742
		360,670
Oil, Gas & Consumable Fuels — 0.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27(i)	25	24,687
Passenger Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(i)	50	49,968
Semiconductors & Semiconductor Equipment — 0.1%
Entegris, Inc., 4.75%, 04/15/29(i)	218	208,922
Software — 0.0%
Clarivate Science Holdings Corp., 3.88%, 07/01/28(i)	82	75,866
Specialized REITs — 0.1%
Iron Mountain, Inc., 7.00%, 02/15/29(i)	162	165,087
Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman, 8.25%, 12/15/29(i)	150	161,170
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 4.88%, 05/15/26(i)	119	115,861
Total Corporate Bonds — 8.8% (Cost: $18,558,652)		18,545,574
Floating Rate Loan Interests(h)
Aerospace & Defense — 0.1%
Setanta Aircraft Leasing DAC, Term Loan B, (3-mo. CME Term SOFR + 2.26%), 7.56%, 11/05/28	139	139,203
Automobile Components — 0.0%
Allison Transmission, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.17%, 03/29/26	48	48,379
Broadline Retail — 0.0%
Sally Holdings LLC, 2023 CovLite Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.58%, 02/28/30	39	38,562
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Building Products — 0.1%
Advanced Drainage Systems, Inc., Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.68%, 07/31/26	$53	$ 53,098
Beacon Roofing Supply, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.58%, 05/19/28	154	153,983
SiteOne Landscape Supply Holding LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.44%, 03/23/28(a)	73	73,680
		280,761
Capital Markets — 0.1%
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B6, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.33%, 12/20/29	79	79,578
Castlelake Aviation One DAC
2023 Incremental Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.08%, 10/22/27	19	18,770
Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.83%, 10/22/26	74	73,800
		172,148
Chemicals — 0.2%
Ecovyst Catalyst Technologies LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.60%), 7.91%, 06/09/28	85	85,393
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.33%, 12/18/30	68	67,666
HB Fuller Co., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.33%, 02/15/30	26	25,824
INEOS Enterprises Holdings U.S. Finco LLC, 2023 USD 1st Lien Term Loan B, (3-mo. CME Term SOFR + 3.85%), 9.19%, 07/08/30	60	59,925
INEOS U.S. Finance LLC
2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.93%, 11/08/28	98	97,142
2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.60%), 8.93%, 02/18/30	58	57,483
		393,433
Commercial Services & Supplies — 0.2%
Aramark Services, Inc., 2024 Term Loan B8, (3-mo. CME Term SOFR + 2.00%), 7.33%, 06/22/30	160	159,732
Prime Security Services Borrower LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.83%, 10/14/30	54	53,865
Tempo Acquisition LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.08%, 08/31/28	170	170,521
Vestis Corp., Term Loan, (3-mo. CME Term SOFR + 2.25%), 7.58%, 02/22/31(a)	52	51,935
		436,053
Communications Equipment — 0.1%
Ciena Corp., 2020 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.33%, 10/24/30	92	91,742
Viasat, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.61%), 9.93%, 05/30/30	10	9,631
		101,373
Construction Materials — 0.2%
CPG International LLC, 2022 Term Loan B, (1-mo. CME Term SOFR + 2.60%), 7.93%, 04/28/29	45	45,353
Emerald Debt Merger Sub LLC, Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.79%, 05/31/30	110	109,669
JELD-WEN, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.44%, 07/28/28	51	50,345
Security	Par (000)	Value
Construction Materials (continued)
Quikrete Holdings, Inc., 2023 Term Loan B, 03/19/29(k)	$84	$ 84,000
Smyrna Ready Mix Concrete LLC, 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.83%, 04/02/29(a)	48	48,213
Summit Materials LLC, 2023 Incremental Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.83%, 01/12/29	12	12,051
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.11%), 7.44%, 10/04/28	48	48,488
		398,119
Consumer Finance — 0.2%
GTCR W Merger Sub LLC, USD Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.31%, 01/31/31	144	144,390
Trans Union LLC, 2019 Term Loan B5, (1-mo. CME Term SOFR + 1.85%), 7.18%, 11/16/26	234	234,079
		378,469
Consumer Staples Distribution & Retail — 0.1%
BJ’ s Wholesale Club, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.33%, 02/03/29	87	87,005
U.S. Foods, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 2.11%), 7.44%, 09/13/26	141	141,282
		228,287
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.36%), 7.69%, 11/24/28	135	134,685
Diversified Telecommunication Services(a) — 0.0%
Level 3 Financing Inc.
2024 Extended Term Loan B1, (1-week CME Term SOFR at 2.00% Floor + 6.56%), 11.81%, 04/15/29	14	14,015
2024 Extended Term Loan B2, (1-week CME Term SOFR at 2.00% Floor + 6.56%), 11.81%, 04/15/30	14	14,117
		28,132
Electronic Equipment, Instruments & Components — 0.0%
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, (1-mo. CME Term SOFR at 0.75% Floor + 2.86%), 8.19%, 07/31/28	32	31,968
Entertainment — 0.2%
Aristocrat Technologies, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 2.35%), 7.66%, 05/24/29	23	22,528
Delta 2 Lux SARL, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.56%, 01/15/30	86	85,829
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.35%), 7.68%, 03/24/25	184	183,990
UFC Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.01%), 8.34%, 04/29/26	97	97,567
		389,914
Environmental, Maintenance & Security Service — 0.1%
Clean Harbors, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 1.86%), 7.19%, 10/08/28	95	94,912
Covanta Holding Corp.
2021 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.83%, 11/30/28	6	5,700
2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.07%, 11/30/28	51	51,287

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Environmental, Maintenance & Security Service (continued)
Covanta Holding Corp. (continued)
2024 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.07%, 11/30/28	$3	$ 2,803
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.83%, 11/30/28	75	74,578
GFL Environmental, Inc., 2023 First Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 05/31/27	36	36,599
		265,879
Financial Services — 0.1%
Belron Finance U.S. LLC
2019 USD Term Loan B3, (3-mo. CME Term SOFR + 2.51%), 7.83%, 10/30/26	63	63,075
2023 USD Term Loan, (3-mo. CME Term SOFR + 2.26%), 7.58%, 04/13/28	101	100,880
Cogeco Financing 2 LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.61%), 7.94%, 09/29/28	118	114,497
GIP Pilot Acquisition Partners LP, Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.33%, 10/04/30	32	32,072
		310,524
Food Products — 0.1%
B&G Foods, Inc., 2019 Term Loan B4, (1-mo. CME Term SOFR + 2.50%), 7.83%, 10/10/26	10	10,215
Froneri U.S., Inc., 2020 USD Term Loan, (1-mo. CME Term SOFR + 2.35%), 7.68%, 01/29/27	139	138,946
Nomad Foods U.S. LLC, Term Loan B4, (6-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.27%, 11/13/29	48	47,945
		197,106
Ground Transportation — 0.2%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.86%), 7.19%, 08/06/27	143	141,917
Genesee & Wyoming, Inc., Term Loan, (3-mo. CME Term SOFR + 2.00%), 7.40%, 12/30/26	181	181,116
Uber Technologies, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.08%, 03/03/30	72	72,060
		395,093
Health Care Equipment & Supplies — 0.0%
Avantor Funding, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR + 2.35%), 7.68%, 11/08/27	75	75,026
Health Care Providers & Services — 0.1%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR + 2.11%), 7.44%, 02/22/28	35	35,333
ICON Luxembourg SARL
2024 LUX Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.30%, 07/03/28	114	114,439
2024 US Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.31%, 07/03/28	29	28,584
		178,356
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.08%, 05/18/30	59	58,985
Hotels, Restaurants & Leisure — 0.6%
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2023 Term Loan B5, (1-mo. CME Term SOFR + 2.25%), 7.58%, 09/20/30	155	155,108
Security	Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc., 2024 Term Loan B1, (3- mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.04%, 02/06/31	$68	$ 68,000
Carnival Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.32%, 08/08/27	29	28,801
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR + 2.10%), 7.43%, 03/17/28	74	73,841
Flutter Financing BV, Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.56%, 11/25/30	49	48,851
Four Seasons Hotels Ltd., 2024 Term Loan B, (3-mo. CME Term SOFR + 2.10%), 7.43%, 11/30/29	79	79,293
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.43%, 11/08/30	201	201,297
Light & Wonder International, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.08%, 04/14/29	105	105,357
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR + 2.85%), 8.18%, 05/03/29	96	95,665
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.83%, 08/25/28	73	73,387
Station Casinos LLC, 2024 Term Loan B, 03/14/31(k)	114	113,780
Wyndham Hotels & Resorts, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.35%), 7.68%, 05/24/30	164	164,213
		1,207,593
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.58%, 07/31/30	82	81,467
NRG Energy, Inc., 2024 Term Loan, 03/27/31(k)	46	45,885
		127,352
Interactive Media & Services — 0.0%
Adevinta ASA, USD Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.33%, 06/26/28	30	29,926
Internet Software & Services — 0.1%
Gen Digital, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR + 2.10%), 7.43%, 09/12/29	123	123,421
IT Services — 0.2%
Camelot U.S. Acquisition LLC, 2024 Term Loan B, (1- mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.08%, 01/31/31	63	62,953
Go Daddy Operating Co. LLC, 2024 Term Loan B6, (1-mo. CME Term SOFR + 2.00%), 7.33%, 11/09/29	168	167,862
WEX, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.33%, 03/31/28	117	117,252
World Wide Technology Holding Co. LLC, Term Loan, (1-mo. CME Term SOFR + 2.85%), 8.18%, 03/01/30(a)	36	35,923
		383,990
Machinery — 0.1%
Barnes Group Inc, 2024 Term Loan, (1-mo. CME Term SOFR + 2.50%), 7.83%, 09/03/30	49	48,792
Doosan Bobcat North America, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 2.60%), 7.90%, 04/20/29	63	63,311
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Machinery (continued)
Gates Global LLC, 2022 Term Loan B4, 11/16/29(k)	$74	$ 74,178
Generac Power Systems, Inc., 2019 Term Loan B, (1- mo. CME Term SOFR + 1.85%), 7.18%, 12/13/26	33	33,179
		219,460
Media — 0.2%
Charter Communications Operating, LLC, 2023 Term Loan B4, (3-mo. CME Term SOFR + 2.00%), 7.33%, 12/07/30	36	35,407
Midcontinent Communications, 2019 Term Loan B, (1- mo. CME Term SOFR + 1.75%), 7.08%, 08/15/26(a)	22	21,861
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1- mo. CME Term SOFR + 3.25%), 8.69%, 01/31/29	162	160,236
WMG Acquisition Corp., 2024 Term Loan I, (1-mo. CME Term SOFR + 2.00%), 7.33%, 01/24/31	191	190,522
		408,026
Oil, Gas & Consumable Fuels — 0.1%
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.86%), 7.19%, 01/31/28	64	63,844
Oryx Midstream Services Permian Basin LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 3.11%), 8.44%, 10/05/28	81	81,620
WhiteWater DBR HoldCo LLC, Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.05%, 03/03/31	27	27,034
Whitewater Whistler Holdings LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.06%, 02/15/30	76	76,380
		248,878
Paper & Forest Products — 0.0%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 1.85%), 7.18%, 09/07/27	94	94,201
Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 10.33%, 04/20/28	37	37,916
Air Canada, 2024 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.83%, 03/14/31	82	82,052
American Airlines, Inc., 2023 1st Lien Term Loan, (6- mo. CME Term SOFR + 3.50%), 8.77%, 06/04/29	41	41,102
United Airlines, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.08%, 02/15/31	98	97,984
		259,054
Pharmaceuticals — 0.3%
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.85%), 7.18%, 08/01/27	177	175,953
Jazz Financing Lux SARL, 2024 Term Loan B, (1-mo. CME Term SOFR + 3.11%), 8.44%, 05/05/28	132	133,013
Option Care Health, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.86%), 8.19%, 10/27/28	53	53,359
Organon & Co., USD Term Loan, (1-mo. CME Term SOFR + 3.11%), 8.43%, 06/02/28	115	115,336
Perrigo Investments LLC, Term Loan B, (1-mo. CME Term SOFR + 2.35%), 7.68%, 04/20/29	75	74,536
Prestige Brands, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR + 2.11%), 7.44%, 07/03/28	35	34,826
		587,023
Security	Par (000)	Value
Professional Services — 0.2%
ASGN, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.08%, 08/30/30	$12	$ 11,943
Dayforce, Inc., Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.83%, 02/26/31	63	62,882
Dun & Bradstreet Corp., 2024 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.08%, 01/18/29	103	102,952
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1-mo. CME Term SOFR + 1.85%), 7.18%, 04/28/28	183	182,855
Maximus, Inc., Term Loan B, (1-mo. CME Term SOFR + 2.10%), 7.43%, 05/28/28	74	73,984
		434,616
Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1-mo. CME Term SOFR + 2.86%), 8.19%, 08/21/25	2	2,489
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 8.68%, 01/31/30	72	71,398
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.33%, 01/31/30(a)	16	15,980
		89,867
Semiconductors & Semiconductor Equipment — 0.1%
MKS Instruments, Inc., 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 08/17/29	148	147,938
Synaptics, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.51%), 7.84%, 12/02/28	69	69,052
		216,990
Software — 0.2%
Informatica LLC, 2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.86%), 8.19%, 10/27/28	171	170,856
Playtika Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.19%, 03/13/28	97	96,831
SS&C Technologies, Inc., 2018 Term Loan B5, (1-mo. CME Term SOFR + 1.86%), 7.19%, 04/16/25	144	144,028
		411,715
Specialty Retail — 0.1%
Leslie’ s Poolmart, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.19%, 03/09/28	92	92,104
PetSmart LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.85%), 9.18%, 02/11/28	99	98,115
		190,219
Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.56%, 02/20/29	77	77,415
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR + 3.36%), 8.69%, 11/24/28	26	26,043
		103,458

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Trading Companies & Distributors — 0.1%
Core & Main LP, 2024 Incremental Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.56%, 02/09/31	$54	$ 53,797
GYP Holdings III Corp., 2024 Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.58%, 05/12/30	129	129,129
		182,926
Wireless Telecommunication Services — 0.1%
Iridium Satellite LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.83%, 09/20/30	69	68,586
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 2.01%), 7.34%, 01/25/31	120	120,656
		189,242
Total Floating Rate Loan Interests — 4.9% (Cost: $10,167,841)		10,188,412
Total Long-Term Investments — 95.4% (Cost: $173,840,264)		200,178,629

Shares
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.19%(l)(m)	1,225,782	1,225,782

	Par (000)
U.S. Treasury Obligations — 6.1%
U.S. Treasury Bills, 5.35%, 05/02/24(n)	$13,000	12,940,899
Total Short-Term Securities — 6.7% (Cost: $14,167,487)		14,166,681
Total Investments — 102.1% (Cost: $188,007,751)		214,345,310
Liabilities in Excess of Other Assets — (2.1)%		(4,429,098)
Net Assets — 100.0%		$ 209,916,212

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $159,436,841, representing 76.0% of its net assets as of period end, and an original cost of $133,227,611.

(d)	Investment does not issue shares.
(e)	Investment is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(f)	Convertible security.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(i)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(j)	When-issued security.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
(n)	Rates are discount rates or a range of discount rates as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$ 2,144,534	$ —	$ (918,752)(a)	$ —	$ —	$ 1,225,782	1,225,782	$ 556,702	$ —

(a)	Represents net amount purchased (sold).
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund

Derivative Financial Instruments Outstanding as of Period End
OTC Total Return Swaps
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
DoubleVerify Holdings, Inc.	At Termination	1-Day SOFR minus 0.05%, 5.34%	At Termination	BNP Paribas SA	N/A	07/15/24	USD	1,567	$ 285,681	$ —	$ 285,681
DoubleVerify Holdings, Inc.	At Termination	1-Day SOFR minus 0.05%, 5.34%	At Termination	BNP Paribas SA	N/A	07/15/24	USD	993	158,742	—	158,742
Topgolf Callaway Brands Corp.	At Termination	1-Day SOFR minus 0.05%, 5.34%	At Termination	BNP Paribas SA	N/A	07/15/24	USD	648	160,144	—	160,144
DoubleVerify Holdings, Inc.	At Termination	1-Day SOFR minus 0.05%, 5.34%	At Termination	BNP Paribas SA	N/A	08/21/24	USD	133	(4,960)	—	(4,960)
Topgolf Callaway Brands Corp.	At Termination	1-Day SOFR minus 0.05%, 5.34%	At Termination	BNP Paribas SA	N/A	08/21/24	USD	265	10,104	—	10,104
									$ 609,711	$ —	$ 609,711
Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$ 614,671	$ (4,960)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	$ —	$ —	$ 614,671	$ —	$ —	$ —	$ 614,671
Liabilities — Derivative Financial Instruments
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	$ —	$ —	$ 4,960	$ —	$ —	$ —	$ 4,960
For the period ended March 31, 2024, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Swaps	$ —	$ —	$ 263,828	$ —	$ —	$ —	$ 263,828
Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$ —	$ —	$ 609,711	$ —	$ —	$ —	$ 609,711
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Total return swaps:
Average notional value	$3,019,095
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund

Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$ 614,671	$ 4,960
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	614,671	4,960
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to an MNA	$ 614,671	$ 4,960

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets
BNP Paribas SA	$ 614,671	$ (4,960)	$ —	$ (609,711)	$ —

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas SA	$ 4,960	$ (4,960)	$ —	$ —	$ —

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Private Equity Investments
Direct Investments	$ —	$ —	$ 98,645,279	$ 98,645,279
Primary Investments	—	—	740,863	740,863
Secondary Investments	—	—	60,050,699	60,050,699
Asset-Backed Securities	—	12,007,802	—	12,007,802
Corporate Bonds	—	18,545,574	—	18,545,574
Floating Rate Loan Interests	—	9,912,688	275,724	10,188,412
Short-Term Securities
Money Market Funds	1,225,782	—	—	1,225,782
U.S. Treasury Obligations	—	12,940,899	—	12,940,899
	$1,225,782	$53,406,963	$159,712,565	$214,345,310
Derivative Financial Instruments(a)
Assets
Equity Contracts	$ —	$ 614,671	$ —	$ 614,671
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
March 31, 2024
BlackRock Private Investments Fund

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$ —	$ (4,960)	$ —	$ (4,960)
	$—	$609,711	$—	$609,711

(a)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Total
Assets
Opening balance, as of March 31, 2023	$ 51,955,994	$ 109,344	$ 40,007,468	$ 337,334	$ 92,410,140
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	(120,696)	(120,696)
Accrued discounts/premiums	—	—	—	16	16
Net realized gain (loss)	(1,259,367)	—	(339)	(713)	(1,260,419)
Net change in unrealized appreciation (depreciation)(a)(b)	12,318,087	(167,462)	6,249,276	683	18,400,584
Purchases	35,642,264	820,983	16,347,290	351,865	53,162,402
Sales	(11,699)	(22,002)	(2,552,996)	(292,765)	(2,879,462)
Closing balance, as of March 31, 2024	$ 98,645,279	$ 740,863	$ 60,050,699	$ 275,724	$ 159,712,565
Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2024(b)	$ 11,063,661	$ (167,462)	$ 6,249,276	$ 1,120	$ 17,146,595

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $275,724. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Direct Investments(b)	$98,645,279	Market	EBITDA Multiple	4.00x - 25.44x	12.88x
			EBIT Multiple	11.54x	—
			Revenue Multiple	0.19x - 20.50x	8.14x
			Volatility	36% -140%	59%
			Time to Exit	0.3 - 2.3 years	1.6 years
			Liquidity Discount	10%	—
		Income	Yield	91%	—
			Discount	16%	—

Primary Investments	740,863	Market	Market Adjustment Factor	1.00x - 1.01x	1.00x

Secondary Investments	60,050,699	Market	Market Adjustment Factor	1.00x - 1.05x	1.02x
	$159,436,841

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
The fund valued certain of its Level 3 Direct Investments using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $2,605,632 as of March 31, 2024.

See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Statement of Assets and Liabilities
March 31, 2024

BlackRock Private Investments Fund
ASSETS
Investments, at value — unaffiliated(a)	$ 213,119,528
Investments, at value — affiliated(b)	1,225,782
Cash	13,826,252
Receivables:
Investments sold	276,092
Dividends — affiliated	8,789
Interest — unaffiliated	381,827
From affiliate	20,326
Unrealized appreciation on OTC swaps	614,671
Prepaid expenses	36,389
Other assets	20,325
Total assets	229,529,981
LIABILITIES
Cash received as collateral for OTC derivatives	980,000
Capital contributions received in advance	13,763,075
Payables:
Investments purchased	3,594,907
Accounting services fees	105,031
Repurchase offer	231,544
Custodian fees	7,831
Investment advisory fees	391,608
Trustees’ and Officer’s fees	1,386
Recoupment of past waived fees	129,752
Other accrued expenses	72,075
Professional fees	216,368
Transfer agent fees	115,232
Unrealized depreciation on OTC swaps	4,960
Total liabilities	19,613,769
Commitments and contingent liabilities
NET ASSETS	$ 209,916,212
NET ASSETS CONSIST OF
Paid-in capital	$ 184,582,287
Accumulated earnings	25,333,925
NET ASSETS	$ 209,916,212
Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities  (continued)
March 31, 2024
BlackRock Private Investments Fund
NET ASSET VALUE
Institutional
Net assets	$ 209,627,205
Shares outstanding	18,164,615
Net asset value	$ 11.54
Shares authorized	Unlimited
Par value	$0.001
Class D
Net assets	$ 289,007
Shares outstanding	25,231
Net asset value	$ 11.45
Shares authorized	Unlimited
Par value	$0.001
(a)Investments, at cost—unaffiliated	$186,781,969
(b)Investments, at cost—affiliated	$1,225,782
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Statement of Operations
Year Ended March 31, 2024

BlackRock Private Investments Fund
INVESTMENT INCOME
Dividends — unaffiliated	$2,705,643
Dividends — affiliated	556,702
Interest — unaffiliated	2,915,271
Other income — unaffiliated	8,005
Total investment income	6,185,621
EXPENSES
Investment advisory	3,173,803
Professional	473,496
Portfolio investment fees	219,895
Transfer agent	149,424
Accounting services	139,263
Trustees and Officer	130,323
Recoupment of past waived and/or reimbursed fees	126,956
Registration	54,373
Printing and postage	27,119
Custodian	12,312
Repurchase offer	10,293
Recoupment of past waived and/or reimbursed fees — class specific	2,796
Miscellaneous	122,086
Total expenses	4,642,139
Less:
Fees waived and/or reimbursed by the Manager	(1,486,538)
Total expenses after fees waived and/or reimbursed	3,155,601
Net investment income	3,030,020
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,349,240)
Foreign currency transactions	23,314
Payment by affiliate	20,326
Swaps	263,828
(1,041,772)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	19,242,566
Foreign currency translations	(156)
Swaps	609,711
19,852,121
Net realized and unrealized gain	18,810,349
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,840,369
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statements of Changes in Net Assets

	BlackRock Private Investments Fund
	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,030,020	$377,025
Net realized loss	(1,041,772)	(1,821,337)
Net change in unrealized appreciation (depreciation)	19,852,121	5,132,618
Net increase in net assets resulting from operations	21,840,369	3,688,306
DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,732,499)	—
Class D	(2,587)	—
Decrease in net assets resulting from distributions to shareholders	(1,735,086)	—
CAPITAL SHARE TRANSACTIONS
Proceeds from issuance of capital shares (excluding capital contributions received in advance)	44,030,646	36,730,373
Reinvestment of distributions	1,622,152	—
Repurchase of shares resulting from tender offers	(2,198,707)(b)	—
Net increase in net assets derived from capital share transactions	43,454,091	36,730,373
NET ASSETS
Total increase in net assets	63,559,374	40,418,679
Beginning of year	146,356,838	105,938,159
End of year	$209,916,212	$146,356,838

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Net of early repurchase fees of $9,023.
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Statement of Cash Flows
Year Ended March 31, 2024

BlackRock Private Investments Fund
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$21,840,369
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	45,708,758
Purchases of long-term investments	(90,209,570)
Net purchases of short-term securities	(1,030,581)
Amortization of premium and accretion of discount on investments and other fees	(457,640)
Net realized loss on investments	1,369,565
Net unrealized appreciation on investments, swaps and foreign currency translations	(19,852,121)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(3,002)
From affiliate	50,349
Interest — unaffiliated	36,427
Prepaid expenses	2,524
Other assets	(20,325)
Increase (Decrease) in Liabilities
Cash received
Collateral — OTC derivatives	980,000
Payables
Accounting services fees	(262)
Custodian fees	2,333
Investment advisory fees	(543,560)
Trustees’ and Officer’s fees	1,352
Recoupment of past waived fees	129,752
Other accrued expenses	28,424
Professional fees	(38,869)
Transfer agent fees	6,099
Net cash used for operating activities	(41,999,978)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(112,934)
Payments on shares repurchased	(1,967,163)
Proceeds from issuance of capital shares (net of change in capital contributions received in advance)	52,488,047
Net cash provided by financing activities	50,407,950
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(167)
CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	8,407,805
Restricted and unrestricted cash and foreign currency at beginning of year	5,418,447
Restricted and unrestricted cash and foreign currency at end of year	$13,826,252
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$1,622,152
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$13,826,252
See notes to consolidated financial statements.
Consolidated Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Private Investments Fund
	Institutional
	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Net asset value, beginning of period	$10.32	$10.08	$9.94	$10.00
Net investment income (loss)(c)	0.19	0.03	(0.09)	(0.02)
Net realized and unrealized gain (loss)	1.13	0.21	0.23	(0.04)
Net increase (decrease) from investment operations	1.32	0.24	0.14	(0.06)
Distributions from net investment income(d)	(0.10)	—	—	—
Net asset value, end of period	$11.54	$10.32	$10.08	$9.94
Total Return(e)
Based on net asset value	12.85%(f)	2.38%	1.41%	(0.60)%(g)
Ratios to Average Net Assets(h)
Total expenses	2.56%(i)(j)	2.72%(k)	3.45%(l)	3.33%(m)(n)
Total expenses after fees waived and/or reimbursed	1.74%(j)	1.94%(k)	2.41%(l)	2.56%(m)(n)
Net investment income (loss)	1.67%(j)	0.28%(k)	(0.92)%(l)	(1.72)%(m)(n)
Supplemental Data
Net assets, end of period (000)	$209,627	$146,099	$105,686	$49,461
Portfolio turnover rate	28%	52%	43%	— %(o)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratio would have been 2.49%.
(j)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.44%, 1.62% and 1.79%, respectively.

(k)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.50%, 1.72% and 0.50%, respectively.

(l)
Includes non-recurring expense of offering costs and portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.65%, 2.21% and (0.72)%, respectively.

(m)	Annualized.
(n)
Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 6.11%, 3.54% and (2.70)%, respectively.

(o)	Rounds to less than 1%.
See notes to consolidated financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Private Investments Fund (continued)
	Class D
	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Net asset value, beginning of period	$10.30	$10.07	$9.94	$10.00
Net investment income (loss)(c)	0.18	0.02	(0.08)	(0.02)
Net realized and unrealized gain (loss)	1.07	0.21	0.21	(0.04)
Net increase (decrease) from investment operations	1.25	0.23	0.13	(0.06)
Distributions from net investment income(d)	(0.10)	—	—	—
Net asset value, end of period	$11.45	$10.30	$10.07	$9.94
Total Return(e)
Based on net asset value	12.19%	2.28%	1.31%	(0.60)%(f)
Ratios to Average Net Assets(g)
Total expenses	2.58%(h)(i)	2.71%(j)	3.70%(k)	7.59%(l)(m)
Total expenses after fees waived and/or reimbursed	1.76%(h)	1.94%(j)	2.48%(k)	2.81%(l)(m)
Net investment income (loss)	1.63%(h)	0.24%(j)	(0.79)%(k)	(1.97)%(l)(m)
Supplemental Data
Net assets, end of period (000)	$289	$257	$252	$248
Portfolio turnover rate	28%	52%	43%	— %(n)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.46%,1.64% and 1.75%, respectively.

(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratio would have been 2.51%.
(j)
Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.49%, 1.72% and 0.46%, respectively.

(k)
Includes non-recurring expense of offering costs and portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.80%, 2.21% and (0.52)%, respectively.

(l)	Annualized.
(m)
Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 10.36%, 3.79% and (2.95)%, respectively.

(n)	Rounds to less than 1%.
See notes to consolidated financial statements.
Financial Highlights

Notes to Consolidated Financial Statements

1.
ORGANIZATION
BlackRock Private Investments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund’s classification changed from non-diversified to diversified during the period. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a monthly basis. The Fund’s shares are offered for sale monthly through BlackRock Investments, LLC (the “Distributor”), an affiliate of the BlackRock Advisors, LLC (the “Manager”), at the then-current NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.
Effective January 31, 2024, the NAV of the Fund is determined as of the last business day of each calendar month. Additionally, subscriptions for Shares are accepted as of the first business day of each calendar month.
In seeking to achieve its investment objective, under normal conditions, the Fund invests (which for this purpose includes unfunded capital commitments) a majority of its net assets over time in privately offered equity securities of operating companies (“Portfolio Companies”) and interests in professionally managed private equity funds (“Portfolio Funds”).
The Fund will seek to participate in privately placed equity and, in some cases, privately placed debt investments in Portfolio Companies (“Direct Investments”) that have been identified by BlackRock Capital Investment Advisors, LLC (“BCIA”), the Fund’s sub-adviser and an affiliate of the Manager, as well as Direct Investments that are made available to the Fund by private equity sponsors not affiliated with BlackRock, Inc. (“BlackRock”) (each, a “Portfolio Fund Manager”). Direct Investments made alongside a fund or account managed by, or through a collective investment vehicle established by a Portfolio Fund Manager are typically investment opportunities offered to investors on a co-investment basis. The Fund may also acquire Direct Investments from third-party investors.
The Fund will also invest in interests in Portfolio Funds that have been acquired from third party investors in secondary transactions or as part of sponsor-led transactions where the assets held by the Portfolio Fund are known at the time of investment (such Portfolio Funds, “sponsor-led continuation vehicles”), where the Portfolio Funds seek to employ the same types of private equity investment strategies as the Fund (“Secondary Investments”). Secondary Investments may be acquired by the Fund in privately negotiated transactions with third party investors or the sponsors of such Portfolio Funds and may involve the purchase of interests in a single Portfolio Fund or the purchase of a portfolio of interests in multiple Portfolio Funds having the same or different Portfolio Fund Managers.
The Fund currently does not intend to commit any portion of the assets of the Fund invested in Portfolio Companies and Portfolio Funds to making capital commitments on a primary basis to blind pool Portfolio Funds during their initial fundraising period (each, a “Primary Investment”). However, in limited circumstances, the Fund may enter into a commitment to make a Primary Investment, and subsequently make such Primary Investment, in connection with the acquisition of an interest in an established Portfolio Fund from a third party investor in a Secondary Investment.
Typically, investments in private companies are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years.
The Fund offers two classes of shares designated as Institutional Shares and Class D Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class D Shares bear expenses related to the shareholder servicing of such shares.
The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Private Investments Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund. The Cayman Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $5,946,611, which is 2.8% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are expensed as incurred.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared annually and paid annually.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’ s investments are valued at fair value (also referred to as “market value” within the consolidated  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.
Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of March 31, 2024, the Fund had outstanding commitments of $35,966,907. These commitments are not included in the net assets of the Fund as of March 31, 2024.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement  of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement  of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund.  Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund  bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty,  the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the  Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
Effective January 31, 2024, for such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.75% of the Fund’s net assets determined monthly (before the accrual of the service and distribution fee and the investment advisory fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that month). Prior to January 31, 2024, the Fund paid the Manager this fee on a quarterly basis.
The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s  net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Cayman Subsidiary.
The Manager entered into a sub-advisory agreement with BCIA. Effective January 31, 2024, the Manager pays BCIA for services it provides for that portion of the Fund for which BCIA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager. Prior to January 31, 2024, the Manager paid BCIA this fee on a quarterly basis.
Service and Distribution Fees:  The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and/or shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. Effective January 31, 2024, the maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s monthly net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.25% for Class D Shares. Institutional Shares are not subject to a distribution fee or shareholder servicing fee. Prior to January 31, 2024, the Fund calculated this fee based on the Fund’s quarterly net assets.
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the year ended March 31, 2024, the Fund did not pay any amounts to affiliates in return for these services.
Expense Limitations, Waivers, Reimbursements, and Recoupments:  Effective January 31, 2024, the Manager contractually agreed to reduce its net investment advisory fee to the annual rate of 1.00% of the Fund’s net assets determined monthly (before the accrual of the distribution fee and the investment advisory fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that month) through December 31, 2024. Prior to January 31, 2024, this waiver and/or reimbursement was determined on a quarterly basis. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2024, the amount waived and/or reimbursed was $1,360,201.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2024, the amount waived was $8,029.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the year ended March 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.
Effective January 31, 2024, the Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average monthly value of the net assets of each share class ("expense limitation") through June 30, 2025. Prior to January 31, 2024, this waiver and/or reimbursement was determined on a quarterly basis. Effective November 15, 2023, the Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average quarterly value of the net assets of each share class. Prior to November 15, 2023, the Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.75% of the Fund’s average quarterly value of the net assets of each share class. Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended March 31, 2024, the Manager waived $118,308 pursuant to this arrangement.
With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:
(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.
This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 31, 2027, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.
For the year ended March 31, 2024, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:
Fund Name	Fund Level	Institutional
BlackRock Private Investments Fund	$ 126,956	$ 2,796
As of March 31, 2024, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:
Expiring
Fund Name/Fund Level/Share Class	03/31/25	03/31/26
BlackRock Private Investments Fund
Fund Level	$ 33,695	$ 118,308
Institutional	1,487	—
Class D	—	—
The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on March 31, 2024:
Expired
Fund Name/Fund Level/Share Class	03/31/24
BlackRock Private Investments Fund
Fund Level	$ 536,036
Institutional	—
Class D	—
Trustees and Officers:  Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.
Other Transactions: During the period ended March 31, 2024, the Fund received a reimbursement of $20,326, from an affiliate, which is included in payment by affiliate in the Consolidated Statement of Operations, related to an operating event.
7.
 PURCHASES AND SALES
For the year ended March 31, 2024, purchases and sales of investments, including paydowns/payups, excluding short-term securities, were $93,731,850 and $45,799,274, respectively.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

8.
INCOME TAX INFORMATION
It is the Fund’ s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.  The Fund has adopted September 30 as its tax year-end.
The  Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the  Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the  Fund’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.
The tax character of distributions paid was as follows:
Fund Name	Year Ended 03/31/24
BlackRock Private Investments Fund
Ordinary income	$ 1,735,086
As of the tax year ended September 30, 2023, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Private Investments Fund	$ 299,411	$ (2,184,699)	$ 17,849,375	$ 15,964,087

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, accounting for swap agreements, timing and recognition of partnership income and amortization methods for premiums on fixed income securities.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Private Investments Fund	$ 187,573,071	$ 32,108,493	$ (4,726,543)	$ 27,381,950
9.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund ’s prospectus provides details of the risks to which the Fund is subject.
Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.
The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
10.
 CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Fund’s Common Shares is $0.001.
For the periods shown, shares issued and outstanding increased by the following amounts:
	Year Ended 03/31/24		Year Ended 03/31/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Private Investments Fund
Institutional
Proceeds from the issuance of capital shares (excluding capital contributions received in advance)	4,062,687	$ 44,030,646	3,676,633	$ 36,730,373
Reinvestment of distributions	143,706	1,619,565	—	—
Repurchase of shares resulting from tender offers	(199,826)	(2,198,707)	—	—
	4,006,567	$ 43,451,504	3,676,633	$ 36,730,373
Class D
Reinvestment of distributions	231	$ 2,587	—	$ —
	4,006,798	$ 43,454,091	3,676,633	$ 36,730,373
The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be quarters in which no tender offer is made. Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund.

2024 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Tender offers for the year ended March 31, 2024 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	03/22/23	06/30/23	17,818	0.13%	17,818	0.13%	$ 10.47	$ 186,554
Class D	03/22/23	06/30/23	—	—	—	—	—	—
Institutional	06/27/23	09/29/23	114,405	0.78	114,405	0.78	10.96	1,253,877
Class D	06/27/23	09/29/23	—	—	—	—	—	—
Institutional	09/27/23	12/29/23	47,538	0.28	47,538	0.28	11.27	535,755
Class D	09/27/23	12/29/23	—	—	—	—	—	—
Institutional	12/22/23	03/28/24	20,065	0.12	20,065	0.12	11.54	231,544
Class D	12/22/23	03/28/24	—	—	—	—	—	—

(a)	Date the tender offer period began.
The amount of the tender offers is shown as repurchase of shares resulting from tender offers in the Consolidated Statements of Changes in Net Assets. The Fund may charge a 2% early repurchase fee of the value of the shares that were repurchased to compensate the Fund for expenses directly related to the tender offer, which is included in the capital share transactions in the Consolidated Statements of the Changes in Net Assets. Costs directly related to the tender offer are shown as repurchase offer in the Consolidated Statement of Operations.
The Fund conducted a tender offer to purchase for cash up to 5% of the Fund’s issued and outstanding Institutional and Class D common shares of beneficial interest as of February 29, 2024, at a price equal to the NAV per share determined as of June 28, 2024. The tender offer commenced on March 25, 2024 and expired on April 24, 2024.
As of March 31, 2024, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:
Fund Name	Institutional	Class D
BlackRock Private Investments Fund	10,026,070	25,231
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following item was noted:
Effective May 3, 2024, the Manager has contractually agreed to reduce its net management fee to an annual rate of 0.65% until December 31, 2025.
Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Private Investments Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Private Investments Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and for the period from March 1, 2021 (commencement of operations) through March 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 1, 2021 (commencement of operations) through March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
May 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

2024 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:
Fund Name	Qualified Dividend Income
BlackRock Private Investments Fund	$ 6,528
The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the for the fiscal year ended March 31, 2024:
Fund Name	Federal Obligation Interest
BlackRock Private Investments Fund	$ 29,322
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2024:
Fund Name	Interest Dividends
BlackRock Private Investments Fund	$ 675,654
The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2024:
Fund Name	Interest- Related Dividends
BlackRock Private Investments Fund	$ 413,967
Important Tax Information

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered  shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by State Street Bank and Trust Company (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by State Street Bank and Trust Company, as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.
In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.
The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.
All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Private Investments Fund c/o State Street Bank and Trust Company,  1776 Heritage Drive, JAB/3, North Quincy, MA 02171.

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
W. Carl Kester 1951	Chair of the Board and Trustee (Since 2020)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			70 RICs consisting of 104 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2020)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			70 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust
Cynthia L. Egan 1955	Trustee (Since 2023)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)
Arthur P. Steinmetz 1958	Trustee (Since 2023)
Consultant, Posit PBC (enterprise data science) since
2020; Director, ScotiaBank (U.S.) from 2020 to 2023;
Chairman, Chief Executive Officer and President of
OppenheimerFunds, Inc. from 2015, 2014 and 2013,
respectively to 2019; Trustee, President and Principal
Executive Officer of 104 OppenheimerFunds funds from
2014 to 2019; Portfolio manager of various
OppenheimerFunds fixed income mutual funds from
1986 to 2014.
			70 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Trustees(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
John M. Perlowski 1964	Trustee (Since 2020) and President and Chief Executive Officer (Since 2020)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 269 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
Trustee and Officer Information

Trustee and Officer Information (continued)
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act ("1940 Act") serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: W.
Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the close-end funds in the BlackRock Fixed-Income Complex as follows: Catherine A. Lynch, 2016.

(d)
Mr. Perlowski is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock
Multi-Asset Complex.

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2020)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2020)	Managing Director of BlackRock, Inc. since 2007.
Ariel Hazzard 1988	Chief Compliance Officer (Since 2024)	Director of BlackRock, Inc. since 2023; Vice President of BlackRock, Inc. from 2019 to 2022.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2020)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.
Janey Ahn 1975	Secretary (Since 2020)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.
Effective December 31, 2023, Frank Fabozzi retired as Trustee of the Fund.
Effective December 31, 2023, Cynthia Egan became an Independent Trustee of the Fund.
Effective December 31, 2023, Arthur Steinmetz became a Trustee of the Fund. Effective January 19, 2024, Mr Steinmetz became an Independent Trustee of the Fund.
Effective February 13, 2024, Joe Auriemma is no longer a porfolio manager for BPIF. Effective February 13, 2024, Johnathan Seeg became a porfolio manager of BPIF. Mr. Seeg has been employed by BlackRock since 2003.

Effective February 28, 2024, Ariel Hazzard replaced Charles Park as Chief Compliance Officer of the Fund.

2024 BlackRock Annual Report to Shareholders

Additional Information

Proxy Results
At a Special Meeting of Shareholders of BlackRock Private Investments Fund, held on January 17, 2024, Fund shareholders were asked to vote on the following proposals:
Proposal 1. To approve an Amended and Restated Investment Management Agreement between BlackRock Advisors, LLC (“BAL”) and the Fund.
With respect to this Proposal, the shares of the Fund were voted as follows:
Fund Name	For	Against	Abstain
BlackRock Private Investments Fund	10,649,831	26,765	39,033
Proposal 2. To approve an Amended and Restated Sub-Investment Advisory Agreement among the Fund, BAL and BlackRock Capital Investment Advisors, LLC.
With respect to this Proposal, the shares of the Fund were voted as follows:
Fund Name	For	Against	Abstain
BlackRock Private Investments Fund	10,649,831	26,765	39,033
General Information
The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since March 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Additional Information

Additional Information (continued)

Availability of Fund Updates
BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock Capital Investment Advisors, LLC
Wilmington, DE 19809
Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA 02114
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

2024 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
DAC	Designated Activity Company
SCA	Societe en Commandite par Actions
SOFR	Secured Overnight Financing Rate
Glossary of Terms Used in This Report

Want to know more?
blackrock.com | 888-204-3956
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
BPIF-03/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Experts – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees[3]		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Private Investments Fund	$94,452	$94,452	$0	$0	$53,000	$52,000	$407	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

3

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Private Investments Fund	$52,000	$50,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict

4

between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Stephen Kelly, Managing Director at BlackRock, Lynn Baranski, Managing Director at BlackRock, James Keenan, CFA, Managing Director at BlackRock, Jeffrey Cucunato, Managing Director at BlackRock and Johnathan Seeg, Managing Director at BlackRock. Messrs. Kelly, Keenan, Cucunato and Seeg and Ms. Baranski are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Kelly, Keenan and Cucunato have been members of the Fund’s management team since 2021. Ms. Baranski has been a member of the Fund’s management team since 2022. Mr. Seeg has been a member of the Fund’s management team since 2024.

Portfolio Manager	Biography
Stephen Kelly	Managing Director of BlackRock, Inc. since 2006 and Global Head of Business Operations for BlackRock Private Equity Partners (“PEP”) from 2016 to 2020.
Lynn Baranski	Managing Director of BlackRock, Inc. since 1997 and Global Head of Investments for PEP since 2010.
James Keenan, CFA	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007. Vice President of BlackRock, Inc. from 2004 to 2005.
Jeffrey Cucunato	Managing Director of BlackRock, Inc. since 2005.
Johnathan Seeg	Managing Director of BlackRock, Inc. since 2012 and Global Head of Client Solutions and Strategy for PEP.

5

(a)(2) As of March 31, 2024:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(iv) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Kelly	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Lynn Baranski	0	176	10	0	44	2
	$0	$9.34 Trillion	$1.18 Billion	$0	$3.63 Billion	$1.09 Billion
James Keenan, CFA	2	12	5	0	0	1
	$1.67 Billion	$474.0 Million	$1.21 Billion	$0	$0	$1.42 Million
Jeffrey Cucunato	4	5	2	0	0	1
	$2.73 Billion	$818.9 Million	$232.5 Million	$0	$0	$1.42 Million
Johnathan Seeg	0	176	10	0	44	2
	$0	$9.34 Trillion	$1.18 Billion	$0	$3.63 Billion	$1.09 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Cucunato and Keenan and Ms. Baranski may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long

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only accounts, subject to incentive fees. Messrs. Cucunato and Keenan and Ms. Baranski may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of March 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of March 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Kelly, Seeg and Ms. Baranski

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. The performance of these portfolio managers is not measured against a specific benchmark.

Discretionary Incentive Compensation – Messrs. Keenan and Cucunato

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the

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investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3-and 5-year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan, CFA	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Jeffrey Cucunato	Bloomberg US Credit Index.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. These portfolio managers have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

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Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Stephen Kelly	None
Lynn Baranski	None
James Keenan, CFA	None
Jeffrey Cucunato	None
Johnathan Seeg	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have

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materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Private Investments Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: May 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: May 24, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Private Investments Fund

Date: May 24, 2024

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